Exhibit 10.10

SECOND AMENDMENT TO NON-EXCLUSIVE LICENSE AGREEMENT

(CONVERTED TO EXCLUSIVE LICENSE AGREEMENT)

This Second Amendment to the Non-Exclusive License Agreement (this “Second Amendment”) is made and entered into this 29th day of June, 2015 (the “Second Amendment Effective Date”) by and between The UAB Research Foundation, an Alabama not-for-profit corporation having a principal place of business at 701 20th St. S., Birmingham, AL 35233 (“UABRF”) and Applied Genetic Technologies Corporation, a corporation existing and organized under the laws of the State of Delaware and having a principal place of business at 11801 Research Drive, Suite D, Alachua, Florida 32615 (the “Licensee”).  Each of UABRF and the Licensee are referred to in this Amendment individually as a “Party” and collectively as the “Parties”. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the License Agreement (defined below).

RECITALS

WHEREAS, the Parties entered into that certain Non-Exclusive License Agreement, UABRF agreement 206029, dated January 19, 2006, as amended by that First Amendment to Non-Exclusive License Agreement dated March 28, 2014 (as amended, the “License Agreement”) pursuant to which the Licensee licensed certain patents owned by UABRF; and

WHEREAS, the Parties wish to amend the License Agreement by modifying the royalty payments, and certain other terms.

NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants set forth in this Amendment, the Parties have agreed as follows:

AGREEMENT

1.1The title of the License Agreement shall be “Exclusive License Agreement”.

1.2Section 2.1 of the License Agreement shall be deleted in its entirety and shall be replaced with the following:

2.1License.  Subject to the payment of the license fee and royalties provided in Section 3 of this Agreement and the fulfilment of the other terms and conditions of this Agreement, UABRF hereby grants to the Licensee an exclusive license, limited to the Licensed Field, under the Licensed Patents to make, have made, use, sell and import Licensed Products.  UABRF shall not grant any licenses to or under the Licensed Patents or with respect to any Licensed Product to any third party.

1.3Section 2.2(c) of the License Agreement is hereby deleted in its entirety and replaced with the following:

“c.Intentionally omitted.”

1.4Section 2.2(d) of the License Agreement is hereby deleted in its entirety and replaced with the following:

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“d.With respect to Sublicenses granted by Licensee under Section 2.2, Licensee shall pay to UABRF [***] of all consideration without limitation, license fees, license maintenance fees, milestone payments, success fees, payments for pre-clinical and clinical material manufactured by the Licensee.  The Licensee may exclude from that [***] consideration any research and development payments, including development costs for manufacturing scale-up, paid to reimburse the documented costs, and (ii) equity investments in Licensee by a Sublicensee up to the amount of the fair market value of the equity purchased on the date of the investment, as agreed between the parties in the definitive documents governing such equity investment,.  [***]  All payments due with respect to Sublicenses are due to UABRF within thirty (30) days of the execution date of the Sublicense or within thirty (30) days of receiving such sublicense payment, as applicable. In no case will UABRF receive less than [***] of the consideration received by Licensee for the Sublicense.  For clarity,

i.

the cash value of equity payments made to the Licensee solely in conjunction with a Sublicense is not excluded from this consideration for the Sublicense, unless a portion of that equity payment is designated for use in research and development.

ii.	in the case of milestone payments made by a Sublicensee for which milestone payments are due in Section 3, UABRF will receive the milestone due from the Licensee plus [***].

iii.

any materials manufactured by the Licensee for the Sublicensee under a Sublicense agreement will be treated as if the material was made by a Contractor, any payments made for those materials included in the consideration of the Sublicense.

1.5References to the [***] sublicense consideration requirement in Section 2.2(d) in the License Agreement are hereby amended to [***].

1.6Section 2.2(g) of the License Agreement is hereby deleted in its entirety and replaced with the following language:

“The Licensee shall provide UABRF with a copy of any such Sublicense granted by it under this Agreement within thirty (30) days of the execution of the Sublicense. All such copies of sublicense agreements may be redacted to exclude confidential scientific information and other information that is not related to the Licensed Patents and which is not required to be known to UABRF for it to be able to ensure compliance with the terms of this Agreement, provided that all relevant financial terms and information relating to the Licensed Patents and that is reasonably required to be known by UABRF in order for it to ensure compliance with the terms of this Agreement shall be retained and shall not be redacted; the disclosure of sublicense agreements to UABRF shall be subject to the confidentiality obligations set forth in Article 13 of this Agreement.”

1.7Section 2.2(i) of the License Agreement is hereby deleted in its entirety and replaced with the following language:

“The Licensee shall pay to UABRF an amount equal to that which the Licensee would have been required to pay to UABRF under this Agreement had the Licensee effected the sales actually effected by the Sublicensee or achieved the milestones achieved by the Sublicensee.  Any such

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payments paid to UABRF by the Licensee  shall completely satisfy Licensee’s requirement to pay such payment to UABRF, and no duplicate payment regarding royalties or milestones based on a Sublicensee’s sales or development activities shall be owed by Licensee to UABRF, with the exception of the [***] consideration owed under Section 2.2.d.”

1.8Section 3.4 of the License Agreement is hereby amended by: (i) deleting subpart a. in its entirety, and (ii) deleting the phrase “[***]” in subpart b. and replacing it with “[***]”.

1.9Section 3.5 of the License Agreement is hereby deleted in its entirety.

1.10Section 3.6 of the License Agreement is hereby deleted in its entirety and replaced with the following:

“3.6.When the Licensed Product is sold as a Combination Product, at no time will running royalties on Combination Products payable to UABRF be less than [***] of the Selling Price.”

1.11Section 3.13 of the License Agreement is hereby amended by deleting the word “thirtieth” and replacing it with the word “seventy-fifth.”

1.12The following new sentence is hereby added to the end of the first paragraph of Section 3.14 of the License Agreement:

“Notwithstanding the foregoing, if a royalty is owed in connection with a Sublicense, and a different conversion rate is used to calculate the royalty amounts under such Sublicense, any royalties owed with respect to Selling Prices stated in foreign currencies in connection with such Sublicense shall be converted at the rate stated in the Sublicense.”

1.13Section 3.17 of the License Agreement is hereby deleted in its entirety.

1.14Section 6.1 of the License Agreement is hereby amended by adding the following language to the end of Section 6.1:

“Licensee shall reimburse UABRF for reasonable, documented costs for the prosecution and maintenance of the Licensed Patents within thirty (30) days of Licensee’s receipt of an invoice from UABRF.”

1.15Section 7.7(e) of the License Agreement is hereby deleted in its entirety and replaced with the following:

“all Sublicenses will either terminate or convert to a license directly between the Sublicensee and UABRF on the same terms as set forth in this Agreement, as such terms apply to the scope of the sublicense granted by Licensee to the Sublicensee and in no event less favorable to UABRF than this Agreement, at the option of the Sublicensee and provided the Sublicensee agrees to such terms.   Each Sublicensee is an intended third party beneficiary of this Agreement for the purpose of enforcing the provisions of this Section 7.7(e).”

1.16Section 12.11 of the License Agreement shall be deleted in its entirety.

1.17The License Agreement is hereby amended to remove all references to Consideration Structure I along with the corresponding provisions.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  TRIPLE ASTERISKS [***] DENOTE OMISSIONS.

1.18All other terms and conditions of the License Agreement shall remain the same and shall remain in full force and effect. The provisions set forth in Section 12 of the License Agreement shall apply to this Second Amendment.

1.19This Second Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[Signatures follow on next page]

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IN WITNESS WHEREOF, The Parties, intending to be legally bound, have caused this Second Amendment to be executed by their respective authorized representatives.

UABRF:	LICENSEE:
The UAB Research Foundation	Applied Genetic Technologies Corporation
By: _/s/ Kathy Nugent____________________	By: _/s/ Susan B. Washer_________________
Name: Kathy Nugent, Ph.D.	Name: Susan B. Washer
Title: Managing Director Date: _June 29, 2015_____________________	Title: President and CEO Date: _June 29, 2015_____________________
Address For Notices:	Address For Notices:

If by Courier:

The UAB Research Foundation

Attention: Managing Director

701 20th Street South

Administration Building, Suite 770

Birmingham, Alabama 35233

U.S.A

If by USPS:

The UAB Research Foundation

Attention: Managing Director

1720 Second Ave. South

Administration Building, Suite 770

Birmingham, AL, 35294-0107

U.S.A

Applied Genetic Technologies Corporation - AGTC Attention: Chief Executive Officer 11801 Research Drive, Suite D Alachua, Florida 32615 U.S.A.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  TRIPLE ASTERISKS [***] DENOTE OMISSIONS.